UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 28, 2007

TORNADO GOLD INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-50146

(Commission File Number)

94-3409645

(IRS Employer Identification No.)

8600 Technology Way, Suite 118, Reno, Nevada, 89521

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (775) 852-3770

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective February 28, 2007, we changed our domicile from Nevada to Delaware. The change of domicile was effected by merging Tornado Gold International Corporation., our newly incorporated and wholly-owned subsidiary, with and into our company, with our company carrying on as the surviving corporation under the name “Tornado Gold International Corporation”.

Item 9.01.	Financial Statements and Exhibits.
99.1	Articles of Merger filed with the Secretary of State of Nevada on February 28, 2007
99.2	Certificate of Merger filed with the Secretary of State of Delaware on February 28, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORNADO GOLD INTERNATIONAL CORPORATION

By:	/s/ George Drazenovic

Name: George Drazenovic

Title: Chief Financial Officer and Director

Dated: March 9, 2007

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